UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2020

Milestone Scientific Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14053 (Commission File Number)	13-3545623 (IRS Employer Identification No.)

425 Eagle Rock Ave, Suite 403 Roseland, NJ (Address of principal executive offices)	07068 (Zip Code)

Registrant’s telephone number, including area code (973) 535-2717

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
Common Stock	MLSS	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders

 The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Milestone Scientific Inc. (the “Company”) was held on December 8, 2020. At the Annual Meeting, the Company’s stockholders:

●	Elected six incumbent directors to serve until the next annual meeting of the Company’s stockholders or until their respective successors have been duly elected and qualified;
●	Approved an amendment to the Company’s Restated Certificate of Incorporation increasing the number of authorized shares of Common Stock from 75,000,000 to 85,000,000;
●	Approved the Company’s 2020 Equity Incentive Plan; and
●	Approved, on an advisory basis, the appointment of Friedman LLP as the Company’s independent auditors for the fiscal year ending December 31, 2020.

 The number of votes cast for, against or withheld and the number of abstentions and broker non-votes with respect to each Proposal is set forth below.

Proposal 1	Shares For	Shares Withheld	Broker Non-Votes
Leslie Bernhard	32,166,955	2,545,218	16,442,946
Leonard Osser	33,652,157	1,060,016	16,442,946
Leonard M. Schiller	31,926,374	2,785,799	16,442,946
Michael McGeehan	32,400,622	2,311,551	16,442,946
Gian Domenico Trombetta	33,558,394	1,153,779	16,442,946
Neil Goldman	32,187,312	2,524,861	16,442,946

Proposal 2	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
Approval of an amendment to the Company’s Restated Certificate of Incorporation increasing the number of authorized shares of Common Stock from 75,000,000 to 85,000,000	33,939,527	734,087	38,559	16,442,946

Proposal 3	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
Approval of the Company’s 2020 Equity Incentive Plan	32,290,128	2,256,665	165,380	16,442,946

Proposal 4	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
Advisory approval of Friedman LLP as the Company’s independent auditors for the 2020 fiscal year	50,678,616	324,645	151,858

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Milestone Scientific Inc.
Dated: December 11, 2020	By:	/s/ Joseph D’Agostino
Joseph D’Agostino
Chief Financial Officer